EXHIBIT 99.1

Support.com Reports Third Quarter 2012 Financial Results, Achieves Profitability

REDWOOD CITY, CA - October 24, 2012 - Support.com, Inc. (NASDAQ: SPRT), which provides a comprehensive solution for monetizing technology services, today reported unaudited financial results for its third quarter ended September 30, 2012.

Q3 2012 Financial Summary

For the third quarter of 2012, total revenue was $18.2 million compared to $12.4 million in the third quarter of 2011 and $17.3 million in the second quarter of 2012.

On a GAAP basis, income from continuing operations for the third quarter of 2012 was $298,000, or $0.01 per share, compared to a loss of $7.1 million, or $(0.15) per share, in the third quarter of 2011 and a loss of $2.6 million, or $(0.05) per share, in the second quarter of 2012.

Non-GAAP income from continuing operations for the third quarter of 2012 was $1.8 million or $0.04 per share, compared to a loss of $5.0 million, or $(0.10) per share, in the third quarter of 2011 and a loss of $897,000 or $(0.02) per share, in the second quarter of 2012.

Non-GAAP results exclude stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense associated with acquired goodwill. These items impacted results from continuing operations by $1.5 million in the third quarter of 2012, $2.1 million in the third quarter of 2011 and $1.7 million in the second quarter of 2012. A reconciliation of GAAP to non-GAAP results is presented in the tables below.

“Q3 was a milestone quarter for Support.com,” said Josh Pickus, President and CEO. “We achieved long-held efficiency goals, enabling us to reach profitability and generate cash.  Our results reflect the success we’re having in working with leading brands to monetize technology services. We look forward to extending our market leadership position.”

Balance Sheet Information

At September 30, 2012 cash, cash equivalents and investments were $51.6 million compared to $48.5 million at June 30, 2012.

Recent Highlights

•	Revenue growth of 47% year-over-year
•	Non-GAAP earnings of $0.04 per share
•	Cash and cash equivalents increase of $3.1 million sequentially
•	Non-GAAP services gross margin of 41%
•	Reached agreement with leading Canadian communications provider for SMB program
•	Business model extended to provide service delivery platform on a standalone basis; first agreement signed
•	5 Star “Spectacular” review from CNET for SUPERAntiSpyware product

Conference Call

Support.com will host a conference call discussing the Company's third quarter 2012 results on Wednesday, October 24, 2012 starting at 4:30 p.m. ET (1:30 p.m. PT). The live call may be accessed by dialing (877) 312-8789 (domestic) or (253) 237-1314 (international) and referencing passcode 39316444. A live audio webcast and replay of the call will be available at the Investor Relations section of Support.com's website at http://www.support.com/about/investor-relations/webcastsevents.

About Support.com

Support.com, Inc. (NASDAQ: SPRT) enables partners to unlock the potential of technology services.  We help leading brands create new revenue streams and deepen customer loyalty through programs that enhance their customers’ technology experience.  Our solution includes a comprehensive service delivery platform, mobile and desktop apps, a scalable workforce of technology specialists and proven expertise in program design and execution.  Our partners include many of the nation’s leading communications providers, retailers and technology companies.  For more information, please visit us at: www.support.com.

Support.com, Inc. is an Equal Opportunity Employer. For more information, visit http://www.support.com/about/careers.

Copyright © 2012 Support.com, Inc. All rights reserved. Support.com and SUPERAntiSpyware are trademarks or registered trademarks of Support.com, Inc. in the U.S. and other countries.  All other marks are the property of their respective owners.

Note on Forward-Looking Statements

Statements made in this document that are not historical facts are "forward-looking statements" and accordingly involve risks and uncertainties that could cause actual results to differ materially from those described herein. Forward-looking statements include, for example, all statements relating to projected financial performance (including without limitation statements involving projections of revenue, margin, income (loss), earnings (loss) per share, cash usage, capital structure, and other financial items); the plans and objectives of management for future operations, partnerships, products, services or investments; and future performance in economic and other terms. The potential risks and uncertainties that could cause results to differ materially include, among others, our ability to retain and grow major partnerships, our ability to maintain and grow revenue, our ability to scale and manage our workforce and our ability to control expenses and achieve desired margins. These and other risks are detailed in Support.com's reports filed with the Securities and Exchange Commission, including without limitation its latest Annual Report on Form 10-K and its latest quarterly report on Form 10-Q, copies of which may be obtained from www.sec.gov. Support.com does not intend to update this information to reflect future events or circumstances, and disclaims any obligation to do so except as may be required by law.

Disclosure Regarding Non-GAAP Financial Measures

Support.com has excluded stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense associated with acquired goodwill from its GAAP results in order to determine the non-GAAP financial measures of income (loss) from continuing operations and earnings (loss) from continuing operations per share referenced in this document. We believe that the non-GAAP measures, when viewed in addition to and not in lieu of our reported GAAP results, assist investors in understanding our results of operations.

A. Stock-based compensation expense. Management excludes stock-based compensation expense when evaluating its operating performance because such expense does not require cash settlement and because such expense is not used by management to assess the performance of the Company's business. Stock-based compensation expense was $911,000 in the third quarter of 2012, compared to $937,000 in the third quarter of 2011 and $1.0 million in the second quarter of 2012.

B. Amortization of intangible assets and other. Management excludes acquisition-related intangible asset amortization and related charges when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such charges enables more consistent evaluation of the Company's operating performance. Management also excludes such charges because they represent non-cash expenses. Amortization of intangible assets and other was $397,000 in the third quarter of 2012, compared to $330,000 in the third quarter of 2011 and $391,000 in the second quarter of 2012.

C. Restructuring and impairment charges. Management excludes restructuring and impairment charges when evaluating its operating performance because the Company does not undertake restructurings on a predicable basis and excluding such charges enables more consistent evaluation of the Company's operating performance. Restructuring and impairment charges were $72,000 in the third quarter of 2012, compared to $368,000 in the third quarter of 2011 and $172,000 in the second quarter of 2012.

D. Acquisition expense. Management excludes acquisition expense such as legal fees and advisor fees when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such expense enables more consistent evaluation of the Company's operating performance. Acquisition expense was $1,000 in the third quarter of 2012, compared to $190,000 in the third quarter of 2011 and $16,000 in the second quarter of 2012.

E. Other non-recurring items. Management excludes other non-recurring items when evaluating its operating performance because the Company does not incur such expenses on a predictable basis and exclusion of such expenses enables more consistent evaluation of the Company’s operating performance. Other non-recurring items totaled $86,000 in the third quarter of 2012, compared to zero in the third quarter of 2011 and $57,000 in the second quarter of 2012.

F. Tax expense associated with acquired goodwill. The Company is required to record a deferred tax liability and the related tax expense that results from the amortization for income tax purposes of acquired goodwill. Management excludes tax expense associated with acquired goodwill when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such expense enables more consistent evaluation of the Company's operating performance. Tax expense associated with acquired goodwill was $69,000 in the third quarter of 2012, compared to $270,000 in the third quarter of 2011 and $68,000 in the second quarter of 2012.

The Company believes that non-GAAP measures have significant limitations in that they do not reflect all of the amounts associated with the Company's financial results as determined in accordance with GAAP and that these measures should only be used to evaluate the Company's financial results in conjunction with the corresponding GAAP measures. In addition, the exclusion of the charges and expenses indicated above from the non-GAAP financial measures presented does not indicate an expectation by management that such charges and expenses will not be incurred in subsequent periods.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	September 30,	December 31,
	2012 (1)	2011 (2)

Assets
Current assets:
Cash, cash equivalents and short-term investments	$51,587	$51,902
Accounts receivable, net	9,785	10,284
Prepaid expenses and other current assets	1,565	1,068
Total current assets	62,937	63,254
Long-term investment	-	1,111
Property and equipment, net	670	461
Purchased technology, net	82	143
Goodwill	14,240	13,621
Intangible assets, net	5,126	5,670
Other assets	940	736

Total assets	$83,995	$84,996

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued compensation	$3,011	$2,872
Other accrued liabilities	4,477	4,491
Short-term deferred revenue	5,971	4,723
Total current liabilities	13,459	12,086
Long-term deferred revenue	139	489
Other long-term liabilities	1,422	1,086
Total liabilities	15,020	13,661

Stockholders' equity:
Common stock	5	5
Additional paid-in-capital	237,984	233,977
Accumulated other comprehensive loss	(1,343)	(1,698)
Accumulated deficit	(167,671)	(160,949)
Total stockholders' equity	68,975	71,335

Total liabilities and stockholders' equity	$83,995	$84,996

Note 1: Amounts are subject to completion of managements and its independent registered public accounting firm's customary closing and review procedures.

Note 2: Derived from audited consolidated financial statements for the year ended December 31, 2011.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012 (3)	2011	2012 (3)	2011
Revenue:
Services	$14,769	$8,532	$42,278	$26,124
Software and other	$3,407	3,818	10,799	12,711
Total revenue	18,176	12,350	53,077	38,835

Cost of revenue:
Cost of services (4)	8,815	7,917	28,696	21,334
Cost of software and other (4)	312	458	1,142	1,295
Total cost of revenue	9,127	8,375	29,838	22,629
Gross profit	9,049	3,975	23,239	16,206
Operating expenses:
Amortization of intangible assets and other	397	330	1,155	536
Research and development (4)	1,643	1,577	5,121	4,458
Sales and marketing (4)	3,789	5,954	14,908	16,282
General and administrative (4)	2,897	3,074	8,661	9,300
Total operating expenses	8,726	10,935	29,845	30,576

Income (loss) from operations	323	(6,960)	(6,606)	(14,370)

Interest income and other, net	93	96	227	371

Income (loss) from continuing operations, before income taxes	416	(6,864)	(6,379)	(13,999)

Income tax provision	118	264	353	295

Income (loss) from continuing operations, after income taxes	298	(7,128)	(6,732)	(14,294)

Income (loss) from discontinued operations, net of income taxes	(7)	18	10	3

Net income (loss)	$291	$(7,110)	$(6,722)	$(14,291)

Income (loss) from continuing operations, after income taxes
Basic	$0.01	$(0.15)	$(0.14)	$(0.30)
Diluted	$0.01	$(0.15)	$(0.14)	$(0.30)

Income (loss) from discontinued operations, net of income taxes
Basic	$(0.00)	$0.00	$0.00	$0.00
Diluted	$(0.00)	$0.00	$0.00	$0.00

Shares used in computing per share amounts:
Basic	48,707	48,326	48,571	48,267
Diluted	50,326	48,326	48,571	48,267

Note 3:  Amounts are subject to completion of managements and its independent registered public accounting firm's customary closing and review procedures.

Note 4: Includes stock-based compensation expense, restructuring and impairment charges, acquisition expense and other non-recurring items, as follows:

	Three Months Ended		Nine Months Ended
	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Cost of revenue:
Cost of services	$86	$116	$270	$263
Cost of software and other	3	7	24	13
Operating expenses:
Research and development	252	202	820	545
Sales and marketing	94	456	511	757
General and administrative	634	714	1,734	2,241
Total	$1,069	$1,495	$3,359	$3,819

SUPPORT.COM, INC.
RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011

GAAP cost of revenue	$9,127	$8,375	$29,838	$22,629
Stock-based compensation expense (Cost of revenue portion only)	(89)	(68)	(295)	(183)
Restructuring and impairment charges (Cost of revenue portion only)	-	(55)	-	(93)
Non-GAAP cost of revenue	$9,038	$8,252	$29,543	$22,353

GAAP operating expenses	$8,726	$10,935	$29,845	$30,576
Stock-based compensation expense (Excl. cost of revenue portion)	(822)	(869)	(2,643)	(2,628)
Amortization of intangible assets and other	(397)	(330)	(1,155)	(536)
Restructuring and impairment charges (Excl. cost of revenue portion)	(72)	(313)	(244)	(377)
Acquisition expense	(1)	(190)	(36)	(538)
Other non-recurring items	(86)	-	(143)	-
Non-GAAP operating expenses	$7,348	$9,233	$25,624	$26,497

GAAP income tax provision	$118	$264	$353	$295
Tax expense associated with acquired goodwill	(69)	(270)	(206)	(270)
Non-GAAP income tax provision	$49	$(6)	$147	$25

GAAP income (loss) from continuing operations, after income taxes	$298	$(7,128)	$(6,732)	$(14,294)
Stock-based compensation expense	911	937	2,938	2,811
Amortization of intangible assets and other	397	330	1,155	536
Restructuring and impairment charges	72	368	244	470
Acquisition expense	1	190	36	538
Other non-recurring items	86	-	143	-
Tax expense associated with acquired goodwill	69	270	206	270
Total impact of Non-GAAP exclusions	1,536	2,095	4,722	4,625
Non-GAAP income (loss) from continuing operations, after income taxes	$1,834	$(5,033)	$(2,010)	$(9,669)

Income (loss) from continuing operations, after income taxes
Basic -GAAP	$0.01	$(0.15)	$(0.14)	$(0.30)
Basic - Non-GAAP	$0.04	$(0.10)	$(0.04)	$(0.20)

Diluted - GAAP	$0.01	$(0.15)	$(0.14)	$(0.30)
Diluted - Non-GAAP	$0.04	$(0.10)	$(0.04)	$(0.20)
Shares used in computing per share amounts (GAAP)
Basic	48,707	48,326	48,571	48,267
Diluted	50,326	48,326	48,571	48,267
Shares used in computing per share amounts (Non-GAAP)
Basic	48,707	48,326	48,571	48,267
Diluted	50,326	48,326	48,571	48,267

The adjustments above reconcile the Company’s GAAP financial results to the non-GAAP financial measures used by the Company. The Company’s non-GAAP financial measures exclude stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense associated with acquired goodwill. The Company believes that presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, the Company’s GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures.  See the text of this press release for more information on non-GAAP financial measures.

Amounts are subject to completion of management’s and its independent registered public accounting firm's customary closing and review procedures.

Contact Information:

Investor Contact
Carolyn Bass and Jacob Moelter
Market Street Partners
(415) 445-3235
sprt@marketstreetpartners.com

Media Contact
Seth Geisler
Martin Levy Public Relations, Inc.
(858) 610-9860
seth@martinlevypr.com